Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Buffer ETF – August

FT Cboe Vest U.S. Equity Deep Buffer ETF – august

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated august 21, 2023

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On August 18, 2023, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of August 21, 2023. The new Target Outcome Period will end on August 16, 2024. The cap for each Fund for the Target Outcome Period beginning on August 21, 2023 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Cboe Vest U.S. Equity Buffer ETF – August (FAUG)	18.70%	17.85%
FT Cboe Vest U.S. Equity Deep Buffer ETF – August (DAUG)	15.24%	14.39%

Please Keep this Supplement with your Fund Prospectus for Future Reference